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                                                                    Exhibit 99.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2002 (the "Report") by Mikohn Gaming Corporation ("Registrant"), each of the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                          /s/     David J. Thompson
                                          --------------------------------------
                                          DAVID J. THOMPSON
                                          Chief Executive Officer
                                          August 14, 2002



                                          /s/    John M. Garner
                                          --------------------------------------
                                          JOHN M. GARNER
                                          Chief Financial Officer
                                          August 14, 2002